                                                             Exhibit 10 (d)


                               FIRST ADDENDUM TO LEASE

      This is a First Addendum to Lease (the First Addendum ) dated as of May 22, 1995, between Lion Associates, L.P. ( Landlord ) and The West Company, Incorporated ( Tenant ).

                                   W I T N E S S E T H:

       WHEREAS, Landlord  and LuMont Associates,  L.P. ( LuMont )  entered
 into a  Lease, dated  December 31, 1992 (the   Lease ), relating  to certain
 real property located in Exton, Chester County, Pennsylvania and improvements located thereon and referred to as the Lionville Corporate Center;

        WHEREAS, LuMont assigned the Lease to Tenant pursuant to a Master Assignment and Assumption Agreement dated as of July 14, 1993 which Master Assignment and Assumption Agreement is attached to this First Addendum as Exhibit A; and

        WHEREAS, Landlord and Tenant have agreed to amend the Lease to provide for the leasing of additional square feet in the building (the Additional Space ).

        NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration and intending to be legally bound Landlord and Tenant hereby agree as follows:

 I.       Terms.  Capitalized terms used in this Addendum and not defined
          -----
herein shall have the meanings ascribed to them in the Lease.

 2.       Article I, Paragraph 2.  Article I, Paragraph 2 is hereby amended
          -----------------------
 and restated in its entirety to read as follows:

 As of June 1, 1995, the Demised Premises consists of approximately two hundred sixty-two thousand nine hundred (262,900) square feet located in a building (the Building ) owned by Landlord situatedat estate
 (the Land) described on Exhibit "B" attached hereto and made a part hereof and outlined in green on Exhibit B-1, attached hereto and made a part hereof. The Prime Space comprises not less than two hundred and fifty thousand (250,000) square feet of the Demised Premises and the Basement Space (including exterior flammable storage) comprises approximately twelve thousand nine hundred (12,900) square feet of the Demised Premises.

 3.       Article II, Paragraph 2(a). Article II, Paragraph 2(a) is hereby
          --------------------------
 amended and restated in its entirety to read as follows:

 (a)  First Option.  Upon completion of the term of this Lease, the Tenant
      -------------
 shall have the right to extend the term for five (5) years (the First Option ) for an annual fixed rent of twenty one dollars and sixty cents ($21.60) per square foot for the Prime Space and five dollars and fifty cents ($5.50) per square foot for Basement Space. All other terms covenants and conditions will remain the same.

 4.       Exhibit "C".  Exhibit  C to the Lease will be amended and restated
          -----------
 to read in its entirety as set forth on Exhibit  C  to this Addendum.

 5.       Other Matters.
          --------------

 (a)     Article  III, Paragraph  3(d) of the  Lease, captioned  Inclusion of
  Additional Space within Demised Premises,   shall be  deemed  to apply
  to the additional space leased pursuant to this Addendum, notwithstanding the fact that this Addendum does not relate to the leasing of additional space pursuant to Tenant s fixed option rights under the Lease.

  (b) The execution of this Addendum and the leasing of the additional space contemplated by this Addendum will not impose upon Tenant the obligation to construct a demising wall as contemplated by Article
 III, Paragraph 3(f) of the Lease.

  (c) Except as expressly set forth above, all other terms and conditions of the Lease remain unchanged and Landlord and Tenant confirm and ratify the Lease Assignment, dated July 14, 1993, from LuMont to Tenant.

          IN WITNESS WHEREOF, the parties have caused this Addendum to be executed as of the date and year first written above.

                                 THE WEST COMPANY, INCORPORATED


 Witness                         By:    /s/ Raymond J. Land
                                    -----------------------------------
                                        Raymond J. Land
                                        Senior Vice President
                                        Finance and Administration

                                  LION ASSOCIATES, L.P.


 Witness                          By:    /s/ Timothy O. Fanning
                                     ------------------------------------
                                         Timothy O. Fanning
                                         President, Fitzpatrick-Fanning
                                         Management Co., General Partner